                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned, in his capacity as an officer of NOVATEL WIRELESS, INC. (the "Registrant"), hereby certifies, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         - the annual report of the Registrant on Form 10-K for the year ended December 31, 2002 ("the Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         - the information contained in the Report fairly presents, in all material respects, the financial condition of the Registrant at the end of such year and the results of operations of the Registrant of such year.

Date:  March 28, 2003

                                           /s/ Peter Leparulo
                                           ------------------------------------
                                           Peter Leparulo
                                           President and Chief Executive Officer

                                           /s/ Melvin L. Flowers
                                           ------------------------------------
                                           Melvin L. Flowers
                                           Senior Vice President and
                                           Chief Financial Officer

Note: A signed original of this written statement required by Section 906 has been provided to Novatel Wireless, Inc. and will be retained by Novatel Wireless, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.